UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2018 (June 13, 2018)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)                                 On June 13, 2018, Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”) to (i) elect all ten members of the Board of Directors of the General Partner (the “Board of Directors”), (ii) hold a non-binding advisory vote to approve the compensation of the General Partner’s named executive officers, as set forth in the General Partner’s proxy statement for the Annual Meeting, and (iii) ratify the appointment of the General Partner’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

(b)                              At the Annual Meeting, the General Partner’s stockholders elected the following ten directors to serve until the General Partner’s annual meeting of stockholders to be held in 2019:

	For	Withheld	Broker Non-Vote
William L. Mack	72,967,350	2,729,849	4,548,418
Alan S. Bernikow	72,821,569	2,875,631	4,548,418
Michael J. DeMarco	74,311,233	1,385,966	4,548,418
Kenneth M. Duberstein	72,741,773	2,955,426	4,548,418
Nathan Gantcher	68,935,820	6,761,380	4,548,418
David S. Mack	73,095,764	2,601,435	4,548,418
Alan G. Philibosian	68,847,232	6,849,967	4,548,418
Irvin D. Reid	68,875,961	6,821,239	4,548,418
Rebecca Robertson	74,161,142	1,536,057	4,548,418
Vincent Tese	41,024,405	34,672,794	4,548,418

The General Partner’s stockholders, on a non-binding advisory basis, also voted upon and approved the compensation of the General Partner’s named executive officers, as set forth in the General Partner’s proxy statement for the Annual Meeting (Number of shares for: 74,040,804, Number of shares against: 1,614,037, Number of shares abstained: 42,358, Number of broker non-votes: 4,548,418).

The General Partner’s stockholders also voted upon and approved the ratification of the appointment of PricewaterhouseCoopers LLP as the General Partner’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (Number of shares for: 78,628,510, Number of shares against: 1,582,849, Number of shares abstained: 34,258, Number of broker non-votes: 0).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: June 18, 2018	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: June 18, 2018		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary